Exhibit 10.1

SECURITY AGREEMENT

This SECURITY AGREEMENT, dated as of [     ], 2015 (this “Agreement”), made by and between ADVANCED CANNABIS SOLUTIONS, a Colorado corporation, d/b/a General Cannabis Solutions (the “Grantor”), in favor of [LENDER], a [State] [type of entity], (the “Secured Party”).

WHEREAS, on the date hereof, the Secured Party has made loans to the Grantor (the “Loans”), evidenced by that certain Promissory Note of even date herewith (as amended, supplemented or otherwise modified from time to time, the “Note”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Note;

WHEREAS, this Agreement is given by the Grantor in favor of the Secured Party to secure the payment and performance of all of the Secured Obligations; and

WHEREAS, it is a condition to the obligations of the Lender that the Grantor execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.

Definitions.

(a)

Unless otherwise specified herein, all references to Sections herein are to Sections of this Agreement.

(b)

Unless otherwise defined herein, terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC. However, if a term is defined in Article 9 of the UCC differently than in another Article of the UCC, the term has the meaning specified in Article 9.

(c)

For purposes of this Agreement, the following terms shall have the following meanings:

“Collateral” has the meaning set forth in Section 2.

“Event of Default” has the meaning set forth in the Note.

“First Priority” means, with respect to any lien and security interest purported to be created in any Collateral pursuant to this Agreement, such lien and security interest is the most senior lien to which such Collateral is subject (subject only to liens permitted under the Note).

“Proceeds” means “proceeds” as such term is defined in section 9102 of the UCC and, in any event, shall include, without limitation, all dividends or other income from the Collateral, collections thereon or distributions with respect thereto.

“Secured Obligations” has the meaning set forth in Section 3.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of California or, when the laws of any other state govern the method or manner of the perfection or enforcement of any security interest in any of the Collateral, the Uniform Commercial Code as in effect from time to time in such state.

2.

Grant of Security Interest. The Grantor hereby pledges and grants to the Secured Party, and hereby creates a continuing First Priority lien and security interest in favor of the Secured Party in and to all of its right, title and interest in and to loans, participation interests, limited partner interests and equity interests the Grantor may obtain after the date first set forth above (collectively, the “Collateral”), and no other assets or liabilities of the Grantor.

3.

Secured Obligations. The Collateral secures the due and prompt payment and performance of the obligations of the Grantor from time to time arising under the Note or this Agreement (such obligations collectively called the “Secured Obligations”).

4.

Perfection of Security Interest and Further Assurances.

(a)

The Grantor shall, from time to time, as may be required by the Secured Party with respect to all Collateral, take all actions as may be requested by the Secured Party to perfect the security interest of the Secured Party in the Collateral.

(b)

The Grantor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any relevant jurisdiction any financing statements and amendments thereto that contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Collateral.

(c)

The Grantor agrees that at any time and from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver all further instruments and documents, obtain such agreements from third parties, and take all further action, that may be necessary or desirable, or that the Secured Party may reasonably request, in order to perfect and protect any security interest granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder or under any other agreement with respect to any Collateral.

5.

Remedies Upon Default. If any Event of Default shall have occurred and be continuing:

(a)

The Secured Party, without any other notice to or demand upon the Grantor, may assert all rights and remedies of a secured party under the UCC or other applicable law, including, without limitation, the right to take possession of, hold, collect, sell, lease, deliver, grant options to purchase or otherwise retain, liquidate or dispose of all or any portion of the Collateral.

(b)

Any cash held by the Secured Party as Collateral and all cash Proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in whole or in part by the Secured Party to the payment of expenses incurred by the Secured Party in connection with the foregoing or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Party hereunder.

6.

No Waiver and Cumulative Remedies. The Secured Party shall not by any act (except by a written instrument), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law.

7.

Amendments. None of the terms or provisions of this Agreement may be amended, modified, supplemented, terminated or waived, and no consent to any departure by the Grantor therefrom shall be effective unless the same shall be in writing and signed by the Secured Party and the Grantor, and then such amendment, modification, supplement, waiver or consent shall be effective only in the specific instance and for the specific purpose for which made or given.

8.

Addresses For Notices. All notices and other communications provided for in this Agreement shall be in writing and shall be given in the manner and become effective as set forth in the Note, and addressed to the respective parties at their addresses as specified on the signature pages hereof or as to either party at such other address as shall be designated by such party in a written notice to each other party.

9.

Continuing Security Interest; Further Actions. This Agreement shall create a continuing First Priority lien and security interest in the Collateral and shall (a) subject to this Agreement,, remain in full force and effect until payment and performance in full of the Secured Obligations, (b) be binding upon the Grantor, its successors and assigns, and (c) inure to the benefit of the Secured Party and its successors, transferees and assigns.

10.

Termination; Release. On the date on which all Secured Obligations have been paid and performed in full, the Secured Party will, at the request and sole expense of the Grantor, (a) duly assign, transfer and deliver to or at the direction of the Grantor (without recourse and without any representation or warranty) such of the Collateral as may then remain in the possession of the Secured Party, together with any monies at the time held by the Secured Party hereunder, and (b) execute and deliver to the Grantor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement.

11.

GOVERNING LAW. This Agreement and the Note and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or the Note and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the laws of the State of Colorado. The other provisions of the Note are incorporated herein, mutatis mutandis, as if a part hereof.

12.

Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement and the Note constitute the entire contract among the parties with respect to the subject matter hereof and supersede all previous agreements and understandings, oral or written, with respect thereto.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Address:

[ ], as Secured Party

By:
Name:
Title:
Address for Notices:

SIGNATURE PAGE TO THE SECURITY AGREEMENT